Trillium ESG Global Equity Fund
TICKER: Retail Class PORTX Institutional Class PORIX

Supplement dated July 18, 2022 to the Summary Prospectus
dated October 31, 2021

Effective immediately, all references to options as an investment strategy and a principal investment risk of the Fund in the Summary Prospectus are hereby removed.

Please retain this Supplement with your Summary Prospectus.